Exhibit 32.1


                         IDI Global, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      We, the undersigned, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:   May 11, 2004             /s/ Kevin R. Griffith
                                 ____________________________________
                                 Kevin R. Griffith
                                 Chief Executive Officer

                                 /s/ Paul D. Watson
Date:   May 11, 2004             ____________________________________
                                 Paul D. Watson
                                 Chief Financial Officer